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                                                                      EXHIBIT 32



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-QSB of SystemOne Technologies Inc. (the "Company") for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Paul I. Mansur, Chief Executive Officer of the Company, and Steven M. Healy, Director of Finance and Administration of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2003                /s/ PAUL I. MANSUR
                                       -----------------------------------------
                                       Paul I. Mansur
                                       Chief Executive Officer
                                       (Principal Executive Officer)


Date: November 14, 2003                /s/ STEVEN M. HEALY
                                       -----------------------------------------
                                       Steven M. Healy
                                       Director of Finance and Administration
                                       (Principal Financial Officer)


         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

         The foregoing certification is being furnished as an exhibit to the report pursuant to Item 601(b)(32) of Regulation S-B and Section 906 of the Sarbanes-Oxley Act of 2002 and, accordingly, is not being filed with the Securities and Exchange Commission as part of the Report and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, (whether made before or after the date of the report, irrespective of any general incorporation language contained in such filing).